UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 3, 2006
HCC INSURANCE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13790 (Commission File Number)	76-0336636 (IRS Employer Identification No.)

13403 Northwest Freeway Houston, Texas (Address of principal executive offices)	77040-6094 (Zip Code)
Registrant’s telephone number, including area code: (713) 690-7300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     Text materials related to the HCC Insurance Holdings, Inc. (“HCC”) investor presentation are attached as Exhibit 99.1 and are also available at HCC’s website at www.hcc.com.
     Attached hereto as Exhibit 99.2 is the Chairman’s Letter to Shareholders to be included in HCC’s Annual Report to Shareholders for the fiscal year ended December 31, 2005. Forward-looking statements contained in the attached Chairman’s 2005 Letter to Shareholders are made under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The types of risks and uncertainties which may affect HCC are set forth in its periodic reports filed with the Securities and Exchange Commission.
     The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits

No.	Exhibit
99.1	Investor Presentation
99.2	Chairman’s 2005 Letter to Shareholders

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC INSURANCE HOLDINGS, INC.
Date: April 3, 2006	By:	/s/ Christopher L. Martin
Christopher L. Martin,
Executive Vice President and General Counsel

EXHIBIT INDEX

No.	Exhibit
99.1	Investor Presentation
99.2	Chairman’s 2005 Letter to Shareholders